SUPPLEMENT TO THE SPARTAN(Registered trademark) CONNECTICUT MUNICIPAL
INCOME FUND
AND
SPARTAN(Registered trademark) CONNECTICUT MUNICIPAL MONEY MARKET FUND JANUARY 22, 1997
STATEMENT OF ADDITIONAL INFORMATION
   The following information replaces the similar information found in the "Performance" section on pages 16 and 17.
Use the first table to find your approximate effective tax bracket taking
into account federal and state taxes for    1997.
1997 TAX RATES

Taxable Income*                                                                 Federal         State           Combined
                                                                                                                Federal and
                                                                                Marginal Rate   Marginal Rate   State
                                                                                                                Effective Rate**

Single Return                      Joint Return



   $ 0         -       $6,250         $ 0               -          $ 12,500         15.0%           3.0%           17.55%

   6,251       -       24,650          12,501           -           41,200          15.0%           4.5%           18.83%

 24,651     -          59,750          41,201        -              99,600          28.0%           4.5%           31.24%

 59,751        -       124,650         99,601           -           151,750         31.0%           4.5%           34.11%

 124,651       -       271,050         151,751          -           271,050         36.0%           4.5%           38.88%

 271,051                    +          271,051                            +         39.6%           4.5%           42.32%


   * Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Having determined your effective tax bracket, use the following table to determine the tax-equivalent yield for a given tax-free yield.



                            If your effective combined federal and state personal
                            tax rate in    1997
                            is:



                               31.24    %      34.11    %      38.88    %      42.32    %

To match these

tax-free yields:            Your taxable investment would have to earn the following yield:


2%                              2.91%           3.04%           3.27%           3.47%

3%                              4.36%           4.55%           4.91%           5.20%

4%                              5.82%           6.07%           6.54%           6.93%

5%                              7.27%           7.59%           8.18%           8.67%

6%                              8.73%           9.11%           9.82%          10.40%

7%                             10.18%          10.62%          11.45%          12.14%

8%                             11.63%          12.14%          13.09%          13.87%


   Each fund may invest a portion of its assets in obligations that are subject to state or federal income taxes. When a fund invests in these obligations, its tax-equivalent yield will be lower. In the table above, the tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.
The following information supplements the similar information found in the "Trustees and Officers" section beginning on page 23.
ROBERT M. GATES (53), Trustee (1997), is a consultant, author, and lecturer
(1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates currently serves as a Trustee for Fidelity Court Street Trust.
WILLIAM O. McCOY (63), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Weeks Corporation of Atlanta (real estate, 1994), and Carolina Power and Light Company (electric utility, 1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan Flager Business School (University of North Carolina at Chapel Hill). Mr. McCoy currently serves as a Trustee for Fidelity Court Street Trust.
The following information replaces the similar information found in the "Trustees and Officers" section beginning on page 23.
The following table sets forth information describing the compensation of each Trustee of each fund for his or her services for the fiscal year ended November 30, 1996, or calendar year ended December 31, 1996, as applicable. COMPENSATION TABLE


Trustees                  Aggregate          Aggregate           Total
                          Compensation       Compensation        Compensation from
                          from Spartan       from Spartan        the
                          Connecticut        Connecticut         Fund Complex*A
                          Municipal Money    Municipal Income
                          Market FundA,B     FundA,C

J. Gary Burkhead **       $ 0                $ 0                 $ 0

Ralph F. Cox               63                 120                 137,700

Phyllis Burke Davis        61                 117                 134,700

Richard J. Flynn***        78                 149                 168,000

Edward C. Johnson 3d **    0                  0                   0

E. Bradley Jones           62                 118                 134,700

Donald J. Kirk             63                 120                 136,200

Peter S. Lynch **          0                  0                   0

William O. McCoy****       33                 61                  85,333

Gerald C. McDonough        62                 118                 136,200

Edward H. Malone***        62                 117                 136,200

Marvin L. Mann             62                 117                 134,700

Thomas R. Williams         62                 118                 136,200


* Information is as of December 31, 1996 for 235 funds in the complex.
** Interested Trustees of the fund are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
**** During the period from May 1, 1996 through December 31, 1996, William
O. McCoy served as a Member of the Advisory Board of each trust.
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $2, Phyllis Burke Davis, $2, Richard J. Flynn, $0, E. Bradley Jones, $2, Donald J. Kirk, $2, Gerald C. McDonough, $2, Edward H. Malone, $2, Marvin L. Mann, $2, and Thomas R. Williams, $2.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $4, Phyllis Burke Davis, $4, Richard J. Flynn, $0, E. Bradley Jones, $4, Donald J. Kirk, $4, William O. McCoy, $0, Gerald C. McDonough, $4, Edward H. Malone, $4, Marvin L. Mann, $4, and Thomas R. Williams, $4.
Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of fees in accordance with the Plan will have a negligible effect on the fund's assets, liabilities, and net income per share, and will not obligate the funds to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. The funds may invest in such designated securities under the Plan without shareholder approval.
As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.